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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

BIOLIFE SOLUTIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

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On July 26, 2024, BioLife Solutions, Inc. (“we” or the “Company”) delivered the investor presentation attached as Exhibit 99.1 hereto to certain stockholders of the Company. We may make additional presentations to stockholders using these materials.

Forward-Looking Statements

Certain statements contained in this Schedule 14A are not historical facts and may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “plans,” “expects,” “believes,” “anticipates,” “designed,” and similar words are intended to identify forward-looking statements. Forward-looking statements are based on our current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. A description of certain of these risks, uncertainties and other matters can be found in filings we make with the U.S. Securities and Exchange Commission (the “SEC”), all of which are available at www.sec.gov, including our Annual Report on Form 10-K as of and for the fiscal year ended December 31, 2023, filed with the SEC on February 29, 2024. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by us. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in its expectations with regard to these forward-looking statements or the occurrence of unanticipated events.

Additional Information and Where to Find It

This filing is being made in connection with our 2024 Annual Meeting of Stockholders (the “Annual Meeting”). In connection with the Annual Meeting, we filed a definitive Proxy Statement (the “Proxy Statement”) with the SEC on June 5, 2024. The Proxy Statement was mailed to our stockholders on or about June 5, 2024. We may also file other documents with the SEC regarding the Annual Meeting. This document is not a substitute for the Proxy Statement or any other document that we have filed or may file with the SEC in connection with the Annual Meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS THERETO, INCLUDING THIS SCHEDULE 14A, ANY OTHER SOLICITING MATERIALS AND ANY OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE ANNUAL MEETING OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY CONTAIN OR WILL CONTAIN, AS APPLICABLE, IMPORTANT INFORMATION ABOUT THE COMPANY AND THE ANNUAL MEETING. Investors and security holders may obtain free copies of the Proxy Statement, this Schedule 14A and other filings containing important information about the Company on the SEC’s website at www.sec.gov, on our website at www.biolifesolutions.com or by contacting LHA Investor Relations via email at jcain@lhai.com.

Participants in the Solicitation

We and our directors and executive officers may, under SEC rules, be deemed participants in the solicitation of proxies from our stockholders in connection with the Annual Meeting. Information regarding the identity of potential participants in the solicitation of proxies in connection with the Annual Meeting, and their direct or indirect interests, by security holdings or otherwise, is included in the Proxy Statement. To the extent holdings of our securities by our directors or executive officers have changed since the amounts set forth in the Proxy Statement, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available at EDGAR Search Results (sec.gov). These documents (when available) are available free of charge as described in the preceding section.

biolifesolutions.com P R O V E N B I O P R O D U C T I O N E X P E R T I S E Material Weaknesses and 2024 Remediation Plan Exhibit 99.1

Agenda CONFIDENTIAL ©2024 BIOLIFE SOLUTIONS. ALL RIGHTS RESERVED. 2 Background FY23 Material Weaknesses • General control environment • IT change management and Segregation of Duties • Procure to pay and Revenue controls Remediation Strategy FY24 SOX Program FY23 BOD Attendance Exhibit 99.1

Exhibit 99.1

Background

- BioLife strives to be a leading supplier of class-defining bioproduction tools and services for the cell and gene therapies and broader biopharma markets. From 2019 – 2021, BioLife acquired six private companies.
- BioLife became full SOX 404(b) compliant in Q2 2021. In order to be SOX ready, the company invested significant resources in 2021 to establish a SOX program, however, many challenges arose, especially from the acquired companies, which were not historically subject to SOX compliance requirements.



SOX 404
404A
404B
Public Company (EGC)
Controls monitored in-house
Public Company (Accelerated Filer)
Controls assessed by external auditors

CONFIDENTIAL ©2024 BIOLIFE SOLUTIONS. ALL RIGHTS RESERVED.
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Biolife Solutions

Exhibit 99.1

FY23 Progress

- Ensured system administrator access is restricted to appropriate individuals.
- Made a significant investment in hiring additional resources
- Redesigned controls in all financial reporting processes and implemented 48 additional internal control procedures in our financial reporting processes.
- Trained finance and accounting personnel and key management roles across the organization in the design and execution of internal controls under the required standards.
- Transitioned the accounting system for one additional subsidiary to NetSuite in mid-2023, aiding in the standardization of controls; all entities were transitioned to NetSuite as of July 1, 2023 except the two subsidiary entities (Global Cooling and CBS) the Company plans to dispose.
- Hired a new ERP implementation consulting team in Q4 2023 with expertise in internal control system design.
- Hired a new internal audit consulting team in Q4 2023 with expertise in internal control design, including IT general controls.
- Although the Company implemented meaningful control enhancements throughout the year and hired additional resources, including a new internal audit consulting firm, there was insufficient time to demonstrate full remediation of its controls related to effective control environment and process level controls in certain financial statement areas.

The Company is working diligently to have full remediation in 2024 and this is top priority of the management team, Audit Committee, and full Board.

CONFIDENTIAL ©2024 BIOLIFE SOLUTIONS. ALL RIGHTS RESERVED.
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BioLife Solutions

FY23 Material Weaknesses and Remediation Plan CONFIDENTIAL ©2024 BIOLIFE SOLUTIONS. ALL RIGHTS RESERVED. 5 Root Causes 2024 Remediation Plan Manual controls due to lack of ERP and system integration -Created internal business systems development team (4 FTEs) in Q4 2023 -Replaced outsourced ERP implementation consultants in Q4 2023 -Executive team and rank and file 2024 cash bonus, 40% of target, allocated to system implementation and SOX remediation goals -Tone at the top from the board and management (monthly SOX updates provided to the board, CEO/CFO quarterly townhall meetings emphasizing importance of controls) Lack of internal resources with appropriate level of internal controls training, knowledge and expertise -Hired new Corporate Controller and Senior SOX Manager in Q4 2023 -Hired new Director over IT Systems in Q1 2024 -Changed SOX outsourced consulting in Q1 2024 -Education and training for operations, sales, IT, HR and finance teams Procure to Pay and Revenue Controls -Implement NetSuite modules to address specific issues -Redesigned controls, including controls to be automated through system implementations -Develop more robust policies and procedures -Training for rank and file on end-to-end processes Global Cooling, Inc and CBS out of scope for 2023 SOX testing due planned divestiture in 2023 which did not materialize -Global Cooling, Inc. divested in April 2024 -CBS divestiture is in-process Exhibit 99.1

Exhibit 99.1

FY24 SOX Program Structure



Core SOX Activities Foundational activities that occur annually, such as risk assessment, scoping, training, certification…etc.

SOX Control Activities Business process and IT controls guidance on design, testing of effectiveness, remediation guidance, walkthrough scheduling…etc.

Segregation of Duties Provide enterprise level SOX guidance on preventative and monitoring design and implementation.

Third Party Service Providers Provide guidance to evaluation of services providers surrounding scoping, SOC reports evaluation, CUEC and exceptions evaluations.

System Implementation Provide guidance on SOX considerations when implementing new systems.

CONFIDENTIAL ©2024 BIOLIFE SOLUTIONS. ALL RIGHTS RESERVED.
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FY23 BOD Attendance – Joydeep Goswami CONFIDENTIAL ©2024 BIOLIFE SOLUTIONS. ALL RIGHTS RESERVED. 7 • Joydeep Goswami attended slightly less than 75% of meetings in 2023 due in part to overlapping commitments as CFO of Illumina which was facing shareholder activism issues in 2023 • Of the meetings not attended; Joydeep reviewed the materials and provided feedback ahead of the meeting, asked follow up questions and provided input outside the actual meeting date • Joydeep has attended 100% of the meetings in 2024 • All directors had 100% attendance in 2021 and over 75% in 2022 Exhibit 99.1

biolifesolutions.com P R O V E N B I O P R O D U C T I O N E X P E R T I S E Questions? Exhibit 99.1